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                                     EXHIBIT 99.1
                                     ------------
                              STOCK REPURCHASE AGREEMENT

    STOCK REPURCHASE AGREEMENT dated as of July 22, 1997 between Advanced Materials Group, Inc., a Nevada corporation (the "Company"), and Trilon Dominion Partners, LLC, a Delaware limited liability corporation ("Trilon").

                                       RECITALS

    WHEREAS, Trilon owns 3,600,807 shares (the "Trilon Shares") of common stock, $.001 par value per share, of the Company (the "Common Stock"), and desires to sell such Trilon Shares; and

    WHEREAS, Trilon has previously granted the Company an option to purchase 2,000,000 of such Trilon Shares (the "Option Shares") from Trilon at a price of $1.75 per share.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

    1. SALE OF OPTION SHARES. Trilon hereby sells, transfers and delivers to the Company, and the Company hereby purchases, acquires and accepts from Trilon, at a price of $1.75 per share (the "Purchase Price"), the Option Shares.

    2. THE CLOSING DATE AND PLACE. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of the Company in Rancho Dominguez, California, on or about 10:00 a.m. Pacific Standard Time on the date hereof (the "Closing Date").

    3.   PAYMENT OF PURCHASE PRICE AND DELIVERY OF CERTIFICATES. At the
Closing, (a) against delivery of the Option Shares, the Company shall pay to Trilon the aggregate purchase price for the Option Shares by delivery to Trilon of a certified, cashier's or bank check payable to the order of Trilon, or wire transfer, in an amount equal to the number of Option Shares multiplied by $1.75, and (b) Trilon shall deliver to the Company a certificate or certificates representing the Option Shares, free and clear of all liens, mortgages, security interests, claims, charges and encumbrances, or any other restrictions or limitations of any nature whatsoever, of any kind or nature whatsoever ("Liens"), with properly executed instruments of transfer.

    4. REPRESENTATION AND WARRANTIES OF TRILON. Trilon hereby represents and warrants to the Company as follows:

         4.1 DUE AUTHORIZATION; CONFLICT. This Agreement has been duly authorized by all necessary corporate action on the part of Trilon and has been duly executed by a duly authorized officer of Trilon and is a valid and binding obligation of Trilon. The execution and delivery of this Agreement does not, and the consummation of the transactions described herein will not, conflict with the operating agreement of Trilon, or with any other agreement, contract or


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obligation to which Trilon is a party, or with any law, rule or regulation of any governmental entity, or any order of any court, arbitrator, or administrative or regulatory agency.

         4.2 DUE ORGANIZATION. Trilon is a limited liability corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to enter into and perform this Agreement.

         4.3 LIENS. Trilon has good and marketable title to the Option Shares, with full power and authority to sell and deliver the same in accordance with this Agreement, and the Option Shares are free and clear of all Liens.

         4.4 LITIGATION AND OTHER PROCEEDINGS. There are no claims, actions, suits or proceedings pending before any court or governmental authority or any investigations pending, nor has Trilon received notice of any claims, actions, suits, proceedings or investigations threatened, which question or challenge the validity of this Agreement, or any action taken or to be taken by Trilon in connection with the transactions contemplated hereby.

         4.5 NO CONSENT. No consent of any party and no consent, license, approval or authorization of, or exemption by, or registration or declaration or filing with, any governmental authority is required in connection with the execution, delivery or performance of this Agreement with respect to Trilon, or the consummation by Trilon of the transactions contemplated hereby.

    5. REPRESENTATION AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Trilon as follows:

         5.1 DUE AUTHORIZATION. This Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed by a duly authorized officer of the Company.

         5.2 DUE ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the requisite corporate power to enter into and perform this Agreement.

    6. INDEMNIFICATION. Each party hereby agrees to indemnify and hold harmless the other, and its officers, directors, partners, employees, agents, and counsel from and against any and all losses, claims, assessments, judgments, costs and expenses, damages or deficiencies (including, but not limited to, reasonable attorneys' fees and other costs and expenses incident to proceedings or investigations or to the defense of any claim) ("Losses") or deficiencies resulting from (i) any misrepresentation, breach of warranty or nonfulfillment of any covenant, indemnity, undertaking or agreement on the part of such indemnifying party contained in this Agreement or any agreement executed in connection with this Agreement, and (ii) any and all actions, suits, proceedings, demands, assessments or judgments, costs or expenses (including, but not limited to, reasonable attorneys' fees and other costs and expenses incident to proceedings or investigations or to the defense of any claim) related to any of the foregoing.


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    7.   HEADINGS. The subject headings of the Sections of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

    8. ENTIRE AGREEMENT. Except to the extent specifically referred to in any other agreement, this Agreement constitutes the entire agreement between the parties pertaining to the specific subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, negotiations and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by the party against whom enforcement is sought. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

    9. COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    10. SEVERABILITY. If any terms or provisions of this Agreement shall be held to be invalid, illegal, or unenforceable, the validity of the other terms and provisions hereof shall in no way be affected hereby.

    11. OTHER PARTIES. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action against any party to this Agreement.

    12. SURVIVABILITY. The representations, warranties, opinions, or other writings provided for in this agreement and the covenants and agreements to be performed or complied with by the respective parties before or on or after the Closing Date shall be deemed to be continuing and shall survive the Closing.

    IN WlTNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and effective as of the date first above written.

                                  ADVANCED MATERIALS GROUP, INC.

                                  By: /s/ STEVE F. SCOTT
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                                      President and CEO


                                  TRILON DOMINION PARTNERS, L.L.C.

                                  By: /s/ RONALD W. CANTWELL
                                      ----------------------
                                      CEO